EXHIBIT 77I
                       TERMS OF NEW OR AMENDED SECURITIES

The Prospectus and Statement of Additional Information, dated December 20, 2000, regarding BrownIA Maryland Bond Fund, Post-Effective Amendment No. 85 to the Trust's Registration Statement, is incorporated by reference as filed via EDGAR on December 19, 2000, accession number 0001004402-00-000402.